SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002

                             DISCIPLINE




                                                VAN ECK-LEVIN MID CAP VALUE FUND
                                                (A SERIES OF LEVCO SERIES TRUST)
                                               ONE ROCKEFELLER PLAZA, 19TH FLOOR
                                                        NEW YORK, NEW YORK 10020




ALLOCATION



                                             DIVERSIFY

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                        VAN ECK-LEVIN MID CAP VALUE FUND
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Dear Shareholder:

We write to you following one of the more difficult six-month performance periods in recent market history--one that represented a steady decline in equity values on the heels of two consecutive down years for U.S. stock markets. Although there were some isolated oases amid the negative landscape, many American companies have been severely penalized by investors in 2002. Needless to say, this has been an extremely challenging period for investment managers, but it is a period that we believe is a temporary aberration. The Van Eck-Levin Mid Cap Value Fund began operations on May 1, 2002 and, through June 30, lost 12.50%. The Fund's negative performance parallels that of the major indices, large-cap as well as mid-cap. For the two-month period, the large-cap Standard & Poor's (S&P) 500 Index* lost 7.80%. Although your Fund is not managed to parallel the performance of a specific index benchmark, it is tracked against the Russell 2500 Value Index,+ which declined 5.11% for the two months, and the Russell 2500 Index++ which lost 8.40%.


MARKET & ECONOMIC REVIEW

The first and second quarters of this year were studies in contrast. The relative strength shown by U.S. equities in the first quarter--particularly in the month of March--appeared to signal a continuation of the economic recovery that began in the fourth quarter of 2001. The small-cap Russell 2000 Index+++ led the equity rebound by posting a gain of 3.98% in the first quarter; by comparison, the S&P 500 was up a scant 0.28% and the Nasdaq Composite Index** lost 5.30%. Fueling the apparent economic recovery were consumer spending and an increase in manufacturing and business inventories, not to mention that Federal Reserve Chairman Alan Greenspan conveyed much optimism in his outlook for the U.S. economy. In the first quarter, the U.S. economy grew 6.1%--its strongest performance in two years.

By contrast, the second quarter proved to be one of the worst three-month periods in recent market history and was dubbed a "memorably unpleasant quarter" by THE WALL STREET JOURNAL. Whatever gains were tallied earlier in the year were wiped out in the second quarter by the combined weight of "Enron-itis" and mounting corporate scandals, lackluster earnings, ongoing terrorist threats against the U.S., geopolitical instability (the Middle East, India and Pakistan), and a falling U.S. dollar. The U.S. economy seemed to pause, with capital spending (particularly on technology) and job creation lagging, despite the unflagging support of the consumer. However, while American consumers appeared content to continue spending money and to take on additional debt, domestic and foreign investors shunned stocks, reflecting a very deep erosion in trust and confidence.

The second quarter was a particularly volatile period marked by significant divergences in market valuations. Certain stocks and industry groups posted significant price gains (notably the mining, home construction, savings and loan, healthcare and trucking sectors), while other stocks and sectors declined precipitously, particularly technology (including the semiconductor, biotechnology, and telecommunications sectors). Despite isolated gains, the period spared few equity investors. Even this year's best performing asset class, small-cap stocks, suffered in the second quarter (the Russell 2000 Index ended the first half down 4.70%). Unfortunately, at the time of this writing, the month of July has proven even more difficult. U.S. stock markets have now dipped to levels not seen since 1997, and the perception of a market in despair continues to dominate.


FUND REVIEW

At John A. Levin & Co., investment adviser to your Fund, we follow a value-oriented investment philosophy. We attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and that hold promise of rebounding through identifiable catalysts. We do this using a fundamental, research-intensive, bottom-up stock selection


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                        VAN ECK-LEVIN MID CAP VALUE FUND
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process. Our approach includes investing in companies that may have complex elements. This year, however, investors have shunned these imperfect situations, especially those involving accounting questions, legal uncertainties or higher levels of debt. Negative sentiment has accelerated a vicious cycle of value erosion, and we acknowledge that this is understandable in light of the significant capital losses, corporate misdeeds and other surprises that have occurred among several major U.S. businesses. Nevertheless, we remain committed to our strategy of investing contra-momentum, which means that we attempt to sell stocks as they are increasing in value and to add to positions we are confident in as their prices decline. We do not attempt, however, to time the market, so pinpointing the optimal pricing moments--particularly when markets are steadily declining--can be a challenge.

Among those holdings that contributed to the Fund's negative performance were Advanced Energy Industries (integrated technology solutions), Photronics (semiconductors), Reliant Resources (energy), and Adelphia Communications (which represented 2.3%, 2.4%, 3.5%, and 0.0%, respectively, of the Fund's net assets as of June 30). Advanced Energy and Photronics fell in the second quarter along with the semiconductor equipment segment of the technology sector. Ongoing FERC (Federal Energy Regulatory Commission) investigations into manipulation of California energy prices continued to impact Reliant Resources. Of this group, Adelphia Communications proved the most disappointing and was sold from your Fund in June (when we entered the position on May 2, it represented 1.6% of the Fund's net assets). We had believed that the cable industry was on the cusp of a new era of growth and that the discounted Rigas-family-run Adelphia was in a good position to benefit. However, a series of managerial and accounting improprieties began to unravel in mid-May and, by June 25, Adelphia had filed for Chapter 11 bankruptcy-court protection and was the focus of high-profile regulatory and criminal investigations.

On a more positive note, your Fund was helped during the period by several holdings, including UICI (diversified financial services company; 3.5% of net assets as of June 30), Genelabs Technologies (biopharmaceutical company; 3.1% of net assets), and U.S. Steel (steel manufacturer; 3.0% of net assets). UICI's stock price rose notably after it was added to the Standard & Poor's (S&P) SmallCap 600 Index.++++ Genelabs appreciated rapidly in the second quarter after announcing that it expects new FDA action in August on its new drug application for Aslera. Finally, U.S. Steel benefited in the second quarter from balance sheet improvement, news of favorable government price/tariff protections, and the improving economic outlook.

Finally, we would like to highlight two recent additions to the Fund's portfolio that provide good examples of the types of companies we have been identifying in the current market. The Hain Celestial Group (your Fund's second-largest holding at 4.7% of net assets as of June 30), is a good example of the type of company that reflects our process--and its current market capitalization of $530 million puts it in the small-cap rather than mid-cap category. Hain is a natural, specialty and snack food company, with such well-known natural food brands as Celestial Seasonings(R) teas, Hain Pure Foods(R), Garden of Eatin'(R), Terra Chips(R), and Earth's Best(R). Located in Melville, NY, the company is run by an entrepreneur (Irwin Simon, Chairman, CEO and Founder) and markets 26 brands with over 1,500 different products. In June, the company's stock hit a 52-week price low of $14.75 (its high was $28.12). Hain is in a high-growth business and, based on our research, the company is under earning, has cash on its balance sheet, and seems well positioned as an acquisition candidate. Thermo Electron (2.5% of net assets) is another good example of the situations we like for your Fund. The $3 billion company provides technology-based instruments, systems, and components that offer solutions for markets ranging from life sciences to telecommunications to food, drug and beverage production. Currently, these are all interesting growth areas of technology that are cyclically


                                       2
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                        VAN ECK-LEVIN MID CAP VALUE FUND
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depressed. The company's stock hit a low of $15.00 in June, off a high of $24.60 in January. In both of these cases, we purchased shares of the companies as they neared their second-quarter lows, and we are focused on the long-term value creation of these ideas.


THE OUTLOOK

The fundamental trust that underpins our market system has been damaged. This has occurred against a backdrop of global instability. With respect to the many sources of instability--terrorism; the intensifying showdown in the Middle East; and the threat of nuclear war between India and Pakistan, among others--we believe that these issues, or similar ones, will remain a feature of life for an extended period. This is likely to increase the volatility of all financial instruments for some time. At the same time, the impact of the U.S. economy has been benign this year, and has had little to do with influencing investors.

Despite what has been thus far an ANNUS HORRIBILIS for many investors, we believe that the markets are providing compelling opportunities, particularly for research-driven bottom-up investors like ourselves. Massive price dislocations have revealed a significant volume of undervalued companies that, in our estimate, offer more upside potential than downside risk. Our strategy of carefully identifying those 40 to 50 companies that represent a broadly diversified cross-section of the American economy--not that parallel the weightings of a specific unmanaged index--will position your Fund to benefit in a variety of recovery scenarios. Although we admit that our contra-momentum strategy has not worked well so far this year, we are confident that your Fund has a solid foundation to participate in a recovery, the exact timing of which remains difficult to pinpoint. In closing, we do believe that this difficult period represents a passing phase in the market, and we appreciate your patience.

We thank you for your investment in the Van Eck-Levin Mid Cap Value Fund, and we look forward to helping you meet your investment objectives in the future.


/s/ JOHN (JACK) W. MURPHY          /s/ DANIEL M. THERIAULT
-------------------------          -------------------------
JOHN (JACK) W. MURPHY              DANIEL M. THERIAULT
SENIOR PORTFOLIO MANAGER           SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.          JOHN A. LEVIN & CO., INC.
July 23, 2002


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                        VAN ECK-LEVIN MID CAP VALUE FUND
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All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

++The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index.

+++The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index represents approximately 8% of the total market capitalization of the Russell 3000 Index.

**The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

++++The Standard & Poor's (S&P) SmallCap 600 Index is a capitalization-weighted index that measures the performance of selected U.S. stocks with a small market capitalization.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

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                        VAN ECK-LEVIN MID CAP VALUE FUND
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                                SECTOR WEIGHTINGS
                               AS OF JUNE 30, 2002


        [The table below represents a pie chart in the printed report.]


                  Cash/Equivalents Less Liabilities        20.8%
                  Financial Services                       15.1%
                  Consumer Discretionary                   10.9%
                  Consumer Staples                         10.0%
                  Energy                                    9.5%
                  Healthcare                                8.5%
                  Producer Durables                         7.8%
                  Technology                                5.7%
                  Materials & Processing                    4.3%
                  Auto & Transportation                     3.7%
                  Utilities                                 2.6%
                  Other                                     1.1%






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                        VAN ECK-LEVIN MID CAP VALUE FUND
                  TOP TEN EQUITY HOLDINGS AS OF JUNE 30, 2002*
--------------------------------------------------------------------------------

TUPPERWARE CORP.
(4.8%)

Tupperware manufactures and sells a broad line of consumer products for the home, including food storage and other containers, as well as a line of children's educational toys, serving products, and gifts. Tupperware's products are distributed worldwide primarily through the direct selling method of distribution.

HAIN CELESTIAL GROUP, INC.
(4.7%)

Hain Celestial markets, distributes and sells natural, organic, and specialty food products. The company sells its products nationally to food distributors, supermarkets, natural food stores, and other retail classes of trade. Hain's products include Celestial Seasonings(R) teas, Hollywood(R) cooking oils, and Boston Better Snacks(R).

RELIANT RESOURCES, INC.
(3.5%)

Reliant Resources provides electricity and energy services, focusing on the electric power industry in the United States and Europe. The company acquires, develops and operates electric power generation facilities that are not subject to traditional cost-based regulation. Reliant also trades and markets power, natural gas, and other energy-related commodities.

UICI
(3.5%)

UICI is a diversified financial services company which, through subsidiaries, offers insurance and financial services to niche consumer markets. The company also provides technology and outsourcing solutions to the insurance and healthcare community.

PHOENIX COMPANIES, INC.
(3.4%)

Phoenix Companies, the holding company of Phoenix Life Insurance Company, provides wealth management products and services which are distributed to advisors and institutions to serve the accumulation, preservation and transfer needs of the high-net-worth and affluent market. The company is a provider of insurance, investment and trust services.

GENELABS TECHNOLOGIES, INC.
(3.1%)

Genelabs Technologies, a biopharmaceutical company, discovers and develops drugs. The company's principal drug discovery program is based on proprietary enabling technologies for creating gene-specific, small organic, DNA-binding molecules.

UNITED STATES STEEL CORP.
(3.0%)

U.S. Steel produces, sells and transports steel mill products, coke, taconite pellets and coal. The company also manages mineral resources, develops real estate, and provides engineering and consulting services. In addition, they produce and sell steel mill products and coke through its U.S. Steel Kosice segment in the Slovak Republic.

BJ'S WHOLESALE CLUB, INC.
(2.9%)

BJ's Wholesale Club operates a wholesale club chain in the eastern United States. BJ's offers its members a wide range of merchandise, including grocery items. The company also offers travel, muffler and brakes, fast food and one-hour photo services.

ADOLOR CORP.
(2.6%)

Adolor is a therapeutic-based biopharmaceutical company. The company discovers, develops, and commercializes pharmaceutical products for the treatment of pain and the side effects that are caused by current narcotic pain treatments. Adolor's small molecule product candidates are in clinical trials.

THERMO ELECTRON CORP.
(2.5%)

Thermo Electron manufactures measurement instruments that monitor, collect and analyze information for various industries. The company provides services to biotechnology, pharmaceutical, clinical laboratory, healthcare, environmental, chemical, semiconductor, food and beverage, telecom, academic, and government clients.

----------
*Portfolio is subject to change.


                                       6
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                        VAN ECK-LEVIN MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                            JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

          NO. OF                                                        VALUE
          SHARES       SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS: 79.2%
AUTO & TRANSPORTATION: 3.7%
            600   American Axle & Manufacturing Holdings, Inc.         $ 17,844
            300   Aviall, Inc.                                            4,200
            300   CSX Corp.                                              10,515
                                                                       --------
                                                                         32,559
                                                                       --------
CONSUMER DISCRETIONARY: 10.9%
            650   BJ's Wholesale Club, Inc.                              25,025
          1,400   KPMG Consulting, Inc.                                  20,804
          1,500   Paxson Communications Corp.                             8,250
          2,000   Tupperware Corp.                                       41,580
                                                                       --------
                                                                         95,659
                                                                       --------
CONSUMER STAPLES: 10.0%
          2,200   Hain Celestial Group, Inc.                             40,700
            600   Loews Corp.-- Carolina Group                           16,230
            900   Pathmark Stores, Inc.                                  16,929
            900   Tyson Foods, Inc.                                      13,959
                                                                       --------
                                                                         87,818
                                                                       --------
ENERGY: 9.5%
            600   Premcor, Inc.                                          15,432
          3,500   Reliant Resources, Inc.                                30,625
          1,000   Swift Energy Co.                                       15,790
          2,900   Torch Offshore, Inc.                                   20,880
                                                                       --------
                                                                         82,727
                                                                       --------
FINANCIAL SERVICES: 15.1%
          1,100   Annuity & Life Re (Holdings), Inc.                     19,899
            900   Max Re Capital Ltd.                                    12,150
          1,600   Phoenix Companies, Inc.                                29,360
            750   Riggs National Corp.                                   11,182
            500   Travelers Property Casualty Co.                         8,850
          1,500   UICI                                                   30,300
            800   UnumProvident Corp.                                    20,360
                                                                       --------
                                                                        132,101
                                                                       --------
HEALTHCARE: 8.5%
          2,000   Adolor Corp.                                           22,520
          1,900   Elan Corp. (Sponsored ADR)                             10,393
         13,500   Genelabs Technologies, Inc.                            27,135
          1,000   Regeneron Pharmaceuticals, Inc.                        14,510
                                                                       --------
                                                                         74,558
                                                                       --------


          NO. OF                                                        VALUE
          SHARES       SECURITIES (a)                                  (NOTE 1)
--------------------------------------------------------------------------------
MATERIALS & PROCESSING: 4.3%
            300   NL Industries, Inc.                                  $  4,575
          1,300   United States Steel Corp.                              25,857
            200   York International Corp.                                6,758
                                                                       --------
                                                                         37,190
                                                                       --------
OTHER: 1.1%
            700   Gencorp, Inc.                                          10,011
                                                                       --------
PRODUCER DURABLES: 7.8%
            900   Advanced Energy Industries, Inc.                       19,962
            150   Cooper Industries, Inc.                                 5,895
          1,100   Photronics, Inc.                                       20,834
          1,300   Thermo Electron Corp.                                  21,450
                                                                       --------
                                                                         68,141
                                                                       --------
TECHNOLOGY: 5.7%
            800   Accenture Ltd. (Class A)                               15,200
            700   Celestica, Inc.                                        15,897
          1,400   Corning, Inc.                                           4,970
            425   Microtune, Inc.                                         3,787
            900   PerkinElmer, Inc.                                       9,945
                                                                       --------
                                                                         49,799
                                                                       --------
UTILITIES: 2.6%
            550   Cablevision Systems Corp.-- Rainbow Media Group         4,812
            600   Constellation Energy Group, Inc.                       17,604
                                                                       --------
                                                                         22,416
                                                                       --------

TOTAL COMMON STOCKS
(COST: $799,387) ....................................................   692,979
                                                                       --------
SHORT-TERM INVESTMENT: 21.5%
        188,392   SSGA Money Market Fund                                188,392
                                                                       --------
TOTAL SHORT-TERM INVESTMENT
(COST: $188,392)                                                        188,392
TOTAL INVESTMENTS: 100.7%
(COST: $987,779)                                                        881,371
OTHER ASSETS LESS LIABILITIES: (0.7%)                                    (6,748)
                                                                       --------
NET ASSETS: 100%                                                       $874,623
                                                                       ========

----------
(a)  Unless otherwise indicated, securities owned are shares of common stock.

Glossary:
ADR-American Depositary Receipt


                        See Notes to Financial Statements


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                        VAN ECK-LEVIN MID CAP VALUE FUND
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STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)

ASSETS:
Investments, at value (cost $987,779) (Note 1) ...................   $  881,371
Cash .............................................................          218
Receivables:
   Dividends and interest ........................................        1,006
   Due from advisor ..............................................       14,306
                                                                     ----------
     Total assets ................................................      896,901
                                                                     ----------

LIABILITIES:
Payables:
   Securities purchased ..........................................        5,400
   Accounts payable ..............................................       16,878
                                                                     ----------
       Total liabilities .........................................       22,278
                                                                     ----------
Net assets .......................................................   $  874,623
                                                                     ==========
Shares outstanding ...............................................      100,000
                                                                     ==========
Net asset value, redemption and offering price per share .........   $     8.75
                                                                     ==========
Net assets consist of:
   Aggregate paid in capital .....................................   $1,000,000
   Unrealized depreciation of investments ........................     (106,408)
   Accumulated net investment loss ...............................         (614)
   Accumulated realized loss .....................................      (18,355)
                                                                     ----------
                                                                     $  874,623
                                                                     ==========




                        See Notes to Financial Statements


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STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH JUNE 30, 2002 (UNAUDITED)

INCOME (NOTE 1):
Dividends ...........................................                 $   1,458
Interest ............................................                       613
                                                                      ---------
    Total income ....................................                     2,071
EXPENSES:
Advisory fees (Note 2) ..............................   $   1,535
Administration (Note 2) .............................       9,199
Professional ........................................       3,710
Custodian ...........................................       1,376
Shareholder reports .................................         502
Transfer agency .....................................         167
Other ...............................................         502
                                                        ---------
    Total expenses ..................................      16,991
Expenses assumed by the adviser (Note 2) ............     (14,306)
                                                        ---------
Net expenses ........................................                     2,685
                                                                      ---------
    Net investment loss .............................                      (614)
                                                                      ---------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
Realized loss from security transactions ............                   (18,355)
Change in unrealized depreciation of investments ....                  (106,408)
                                                                      ---------
Net realized and unrealized gain on investments .....                  (124,763)
                                                                      ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $(125,377)
                                                                      =========





                        See Notes to Financial Statements


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                        VAN ECK-LEVIN MID CAP VALUE FUND
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STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE PERIOD
                                                                            MAY 1, 2002
                                                                          (COMMENCEMENT
                                                                           OF OPERATIONS)
                                                                              THROUGH
                                                                           JUNE 30, 2002
                                                                            (UNAUDITED)
                                                                          --------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment loss ..................................................   $     (614)
   Realized loss from security transactions .............................      (18,355)
   Change in unrealized depreciation of investments .....................     (106,408)
                                                                            ----------
   Decrease in net assets resulting from operations .....................     (125,377)
                                                                            ----------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ........................................    1,000,000
                                                                            ----------
   Total decrease in net assets .........................................      874,623
NET ASSETS:
Beginning of period .....................................................           --
End of period (including accumulated net investment loss of $614) .......   $  874,623
                                                                            ==========

* SHARES OF BENEFICIAL INTEREST ISSUED (UNLIMITED NUMBER OF $0.001
   PAR VALUE SHARES AUTHORIZED)
   Shares sold ..........................................................      100,000
                                                                            ----------
   Net increase .........................................................      100,000
                                                                            ==========







                        See Notes to Financial Statements


                                       10
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                        VAN ECK-LEVIN MID CAP VALUE FUND
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FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
                                                             FOR THE PERIOD
                                                               MAY 1, 2002
                                                              (COMMENCEMENT
                                                              OF OPERATIONS)
                                                                 THROUGH
                                                              JUNE 30, 2002
                                                               (UNAUDITED)
                                                             --------------
Net Asset Value, Beginning of Period .........................   $ 10.00
                                                                 -------
Income from Investment Operations:
   Net Investment Loss .......................................     (0.01)
   Net Realized and Unrealized Loss on Investments ...........     (1.24)
                                                                 -------

Total from Investment Operations .............................     (1.25)

Net Asset Value, End of Period ...............................    $ 8.75
                                                                 =======
Total Return (a) .............................................    (12.50%)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) ............................      $875
Ratio of Gross Expenses to Average Net Expenses ..............     11.07%(b)
Ratio of Net Expenses to Average Net Expenses ................      1.75%(b)
Ratio of Net Investment Loss to Average Net Expenses .........     (0.40%)(b)(c)
Portfolio Turnover Rate ......................................        36%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period.
(b) Annualized.
(c) Ratio would have been (9.72%) had the Manager not waived expenses.






                        See Notes to Financial Statements


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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Van EckoLevin Mid Cap Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on May 1, 2002. The following is a summary of significant accounting policies consistently followed by Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co., Inc. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the Fund's average daily net assets. The Adviser agreed to assume expenses exceeding 1.75% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period ended June 30, 2002. For the six months ended June 30, 2002, the Adviser assumed expenses in the amount of $14,306. Certain officers and trustees of the Trust are officers of the Advisor. At June 30, 2002, John A. Levin & Co. owned 100% of the outstanding shares of the Fund.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services for the Trust. In accordance with an accounting and administration agreement, the Administrator earns a fee of $12,500 per year per Fund. The Fund also reimburses the Administrator for all accounting charges.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $1,085,576 and $267,834, respectively, for the period ended June 30, 2002. For federal income tax purposes, the identified cost of investments owned at June 30, 2002 was $987,779. As of June 30, 2002, net unrealized appreciation for federal income tax purposes aggregated $106,408 of which $25,006 related to appreciated securities and $131,414 related to depreciated securities.

                        VAN ECK-LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS

NON-INTERESTED PERSONS*

                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                         TERM OF        PRINCIPAL                       FUND              OTHER
                                         OFFICE AND     OCCUPATION(S)                   COMPLEX           DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                           BY TRUSTEE        TRUSTEE
---------------------       ---------    -----------    --------------                  -----------       ------------
Edward T. Tokar, 55         Trustee      2001 to        Chief Executive                 2                 Morgan Grenfell
101 Columbia Road                        present        Officer, Allied Capital                           Investment Trust
Morristown, NJ 07962-1219                               Management LLC and                                (14 fund
                                                        Vice President--                                  portfolios)
                                                        Honeywell International, Inc.

Thomas C. Barry, 58         Trustee      1997 to        Founder and Principal of        2                 The France
320 Park Avenue                          present        Zephyr Management, L.P.,                          Growth Fund, Inc.
New York, NY 10022                                      a firm which provides
                                                        financial counsel,
                                                        investment research and
                                                        management. Founder and
                                                        Chairman of CZ
                                                        Management/South Africa
                                                        Capital Growth Fund, a
                                                        fund for private equity
                                                        investments in South
                                                        Africa.

Charles L. Booth, Jr., 68   Trustee      1997 to        Presently retired.              2                 The Bramwell
215 E. 68th Street #28E                  present                                                          Funds, Inc.
New York, NY 10021                                                                                        (2 fund portfolios)

James B. Rogers, Jr., 59    Trustee      1997 to        Author, traveler and            2                 The Zweig Fund,
352 Riverside Drive                      present        private investor.                                 Inc.; The Zweig
New York, NY 10025                                                                                        Total Return
                                                                                                          Fund, Inc.

Edward J. Rosenthal, 68     Trustee      1997 to        Co-founder and Vice             2                 None
707 Westchester Avenue                   present        Chairman of Cramer
White Plains, NY 10604                                  Rosenthal McGlynn, Inc.,

Bradford J. Race, 57        Trustee      2002 to        Of Counsel, Dewey Ballantine    2                 The Manufacturers
1301 Avenue of the Americas              present        LLP; Secretary to the Governor                    Life Insurance
New York, NY 10019                                      and Chief of Staff to the                         Company of
                                                        Governor of the State of New                      New York
                                                        York, George E. Pataki




-----------
* not "interested persons" (as defined in the 1940 Act)

                        VAN ECK-LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (CONTINUED)

INTERESTED PERSONS+ AND OFFICERS

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS IN
                                         TERM OF        PRINCIPAL                         FUND              OTHER
                                         OFFICE AND     OCCUPATION(S)                     COMPLEX           DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                  OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                             BY TRUSTEE        TRUSTEE
---------------------       ---------    -----------    --------------                    -----------       ------------
John A. Levin,+ 63          Trustee, Co- 1997 to        Chairman, Chief Executive         2                 None
One Rockefeller Plaza       Chairman     present        Officer, President and
25th Floor                  and                         Director of the Investment
New York, NY 10020          President                   Adviser, BKF Capital Group,
                                                        Inc. ("BKF") and the Distributor.

Gregory T. Rogers,+ 36      Trustee      2000 to        Executive Vice President          2                 None
One Rockefeller Plaza                    present        and Chief Operating Officer
25th Floor                                              of the Investment Adviser.
New York, NY 10020                                      From 1994 to 2000, Mr. Rogers
                                                        was a Managing Director of
                                                        BARRA Strategic Consulting
                                                        Group.

Glenn A. Aigen, 39          Chief        1997 to        Senior Vice President and         2                 None
One Rockefeller Plaza       Financial    present        and Chief Financial Officer
25th Floor                  Officer and                 of the Investment Adviser.
New York, NY 10020          Treasurer

Norris Nissim, 35           Secretary    1997 to        Vice President and General        2                 None
One Rockefeller Plaza                    present        Counsel of the Investment
25th Floor                                              Adviser and Distributor.
New York, NY 10020





----------
+ "interested persons" (as defined in the 1940 Act)

John A. Levin and Gregory T. Rogers are Trustees who are "interested persons" of the Trust (as defined by the 1940 Act) by virtue of their affiliations with the Investment Adviser or the Distributor.

BOARD COMMITTEES. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth, James B. Rogers and Edward J. Rosenthal, each of whom is an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2001, the Audit Committee held one meeting.

The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth, Jr. and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2001, the Nominating Committee held one meeting. The Nominating Committee does not accept shareholder recommendations.

 Investment Adviser:   John A. Levin & Co., Inc.
        Distributor:   LEVCO Securities, Inc.
                       One Rockefeller Plaza, New York, NY 10020
      Administrator:   Van Eck Associates Corp.
                       99 Park Avenue, New York, NY 10016

This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.FR 1998-0728-0039